UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2017 (May 23, 2017)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

000-52378	NEVADA POWER COMPANY	88-0420104
(A Nevada Corporation)
6226 West Sahara Avenue
Las Vegas, Nevada 89146
702-402-5000

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Series 2017 Bonds

On May 23, 2017, Nevada Power Company (the “Company”), a wholly-owned subsidiary of NV Energy, Inc., an indirect wholly-owned subsidiary of Berkshire Hathaway Energy Company, entered into a Financing Agreement, dated as of May 1, 2017, by and between Clark County, Nevada (the "Clark Issuer") and the Company (the "Series 2017 Financing Agreement") whereby the Clark Issuer loaned the proceeds from the issuance of, on behalf of the Company, $39,500,000 of its Pollution Control Refunding Revenue Bonds (Nevada Power Company Project) Series 2017, due 2036 (the “Series 2017 Bonds”) pursuant to an Indenture of Trust dated as of May 1, 2017 between the Clark Issuer and U.S. Bank National Association, as Trustee (the "Series 2017 Indenture"). Under the Series 2017 Financing Agreement, the Company will pay the principal (or redemption price) and the interest and premium, if any, coming due on the Series 2017 Bonds. The Series 2017 Bonds will initially bear interest at a term rate of 1.60% and be payable on June 1 and December 1 each year, commencing December 1, 2017. The Series 2017 Bonds are subject to mandatory purchase by the Company on May 21, 2020, and on and after the purchase date, the interest rate on the Series 2017 Bonds may be adjusted from time to time as described in the Series 2017 Indenture.

The proceeds from the Series 2017 Bonds were used to refund $39,500,000 of the Clark Issuer’s Pollution Control Refunding Revenue Bonds (Nevada Power Company Project) Series 2006, previously issued by the Clark Issuer on behalf of the Company.

The Company issued its General and Refunding Mortgage Notes, Series AA, No. AA-1 in the amount of $39,500,000 (the “Series AA-1 Notes”) pursuant to the General and Refunding Mortgage Indenture, dated as of May 1, 2001, as amended and supplemented to the date hereof, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the ‘‘G&R Indenture’’), to provide collateral security for its obligations under the Series 2017 Financing Agreement. The obligations of the Company to make any payment of the principal and interest on any Series AA-1 Notes shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has made a payment (or otherwise funded a payment) as provided in the Series 2017 Financing Agreement, in respect of the principal and interest of the Series 2017 Bonds.

The foregoing discussion of the Series 2017 Financing Agreement and the Series AA-1 Notes is qualified in its entirety by reference to the Series 2017 Financing Agreement and the Officer's Certificate establishing the terms of the Series AA-1 Notes under the G&R Indenture, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.3, respectively, and incorporated into this Item 2.03 by reference.

Series 2017AB Bonds

On May 23, 2017, the Company entered into a Financing Agreement, dated as of May 1, 2017, by and between the Coconino County, Arizona Pollution Control Corporation (the “Coconino Issuer”) and the Company (the "Series 2017AB Financing Agreement") whereby the Coconino Issuer loaned the proceeds from the issuance of, on behalf of the Company, $40,000,000 of its Pollution Control Refunding Revenue Bonds (Nevada Power Company Project) Series 2017A, due 2032 (the “Series 2017A Bonds”) and $13,000,000 of its Pollution Control Refunding Revenue Bonds (Nevada Power Company Project) Series 2017B, due 2039 (the “Series 2017B Bonds”) (collectively, the "Series 2017AB Bonds") pursuant to an Indenture of Trust dated as of May 1, 2017 between the Coconino Issuer and U.S. Bank National Association, as Trustee (the "Series 2017AB Indenture"). Under the Series 2017AB Financing Agreement, the Company will pay the principal (or redemption price) and the interest and premium, if any, coming due on the Series 2017AB Bonds. The Series 2017A Bonds and Series 2017B Bonds will initially bear interest at a term rate of 1.80% and 1.60%, respectively, and be payable on June 1 and December 1 each year, commencing December 1, 2017. The Series 2017AB Bonds are subject to mandatory purchase by the Company on May 21, 2020, and on and after the purchase date, the interest rate on the Series 2017AB Bonds may be adjusted from time to time as described in the Series 2017AB Indenture.

The proceeds from the Series 2017AB Bonds were used to refund $40,000,000 of the Coconino Issuer’s Pollution Control Refunding Revenue Bonds (Nevada Power Company Project) Series 2006A, and $13,000,000 of the Coconino Issuer’s Pollution Control Refunding Revenue Bonds (Nevada Power Company Project) Series 2006B, each previously issued by the Coconino Issuer on behalf of the Company.

The Company issued its General and Refunding Mortgage Notes, Series AA, No. AA-2 in the amount of $53,000,000 (the “Series AA-2 Notes”) pursuant to the G&R Indenture to provide collateral security for its obligations under the Series 2017AB Financing Agreement. The obligations of the Company to make any payment of the principal and interest on any Series AA-2 Notes shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the

Company has made a payment (or otherwise funded a payment) as provided in the Series 2017AB Financing Agreement, in respect of the principal and interest of the Series 2017AB Bonds.

The foregoing discussion of the Series 2017AB Financing Agreement and the Series AA-2 Notes is qualified in its entirety by reference to the Series 2017AB Financing Agreement and the Officer's Certificate establishing the terms of the Series AA-2 Notes under the G&R Indenture, copies of which are attached hereto as Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1
Financing Agreement dated May 1, 2017 between Clark County, Nevada and Nevada Power Company (relating to Clark County, Nevada's $39,500,000 Pollution Control Refunding Revenue Bonds (Nevada Power Company Project) Series 2017).

4.2
Financing Agreement dated May 1, 2017 between the Coconino County, Arizona Pollution Control Corporation and Nevada Power Company (relating to the Coconino County, Arizona Pollution Control Corporation's $53,000,000 Pollution Control Refunding Revenue Bonds (Nevada Power Company Projects) Series 2017A and 2017B).

4.3	Officer’s Certificate establishing the terms of Nevada Power Company’s General and Refunding Mortgage Notes, Series AA (Nos. AA-1 and AA-2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA POWER COMPANY
(Registrant)

Date: May 25, 2017	/s/ E. Kevin Bethel
E. Kevin Bethel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1
Financing Agreement dated May 1, 2017 between Clark County, Nevada and Nevada Power Company (relating to Clark County, Nevada's $39,500,000 Pollution Control Refunding Revenue Bonds (Nevada Power Company Project) Series 2017).

4.2
Financing Agreement dated May 1, 2017 between the Coconino County, Arizona Pollution Control Corporation and Nevada Power Company (relating to the Coconino County, Arizona Pollution Control Corporation's $53,000,000 Pollution Control Refunding Revenue Bonds (Nevada Power Company Projects) Series 2017A and 2017B).

4.3	Officer’s Certificate establishing the terms of Nevada Power Company’s General and Refunding Mortgage Notes, Series AA (Nos. AA-1 and AA-2).

5